Exhibit 1

                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1 under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, $0.01 par value per share, of Network-1 Security Solutions, Inc. and that this Agreement be included as an Exhibit to such joint filing.

     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement effective as of the 2nd day of October, 2001.

                                    WHEATLEY PARTNERS II, L.P.

                                    By: /s/ Irwin Lieber
                                        ----------------------------------------
                                             Irwin Lieber, General Partner


                                    APPLEWOOD CAPITAL CORP.

                                    By: /s/ Barry Rubenstein
                                        ----------------------------------------
                                             Barry Rubenstein, President


                                    SENECA VENTURES

                                    By: /s/ Barry Rubenstein
                                        ----------------------------------------
                                             Barry Rubenstein, General Partner

                                    WOODLAND VENTURE FUND

                                    By: /s/ Barry Rubenstein
                                        ----------------------------------------
                                             Barry Rubenstein, General Partner


                                    WOODLAND SERVICES CORP.

                                    By: /s/ Barry Rubenstein
                                        ----------------------------------------
                                             Barry Rubenstein, President

                                    /s/ Barry Rubenstein
                                    --------------------------------------------
                                             Barry Rubenstein

                                    /s/ Irwin Lieber
                                    --------------------------------------------
                                             Irwin Lieber

                             /s/ Barry Fingerhut
                             ---------------------------------------------------
                                      Barry Fingerhut

                             /s/ Marilyn Rubenstein
                             ---------------------------------------------------
                                      Marilyn Rubenstein

                             /s/ Seth Lieber
                             ---------------------------------------------------
                                      Seth Lieber

                             /s/ Jonathan Liber
                             ---------------------------------------------------
                                      Jonathan Lieber

                             WOODLAND PARTNERS

                             By: /s/ Barry Rubenstein
                                 -----------------------------------------------
                                      Barry Rubenstein, General Partner

                             BROOKWOOD PARTNERS, L.P.

                             By: /s/ Barry Rubenstein
                                 -----------------------------------------------
                                      Barry Rubenstein, General Partner

                             APPLEGREEN PARTNERS

                             By: /s/ Jonathan Lieber
                                 -----------------------------------------------
                                      Jonathan Lieber, General Partner

                             WHEATLEY PARTNERS, L.P.
                                  By: Wheatley Partners, LLC, General Partner

                             By: /s/ Barry Rubenstein
                                 -----------------------------------------------
                                      Barry Rubenstein, CEO

                             WHEATLEY FOREIGN PARTNERS, L.P.
                                  By: Wheatley Partners, LLC, General Partner

                             By: /s/ Barry Rubenstein
                                 -----------------------------------------------
                                      Barry Rubenstein, CEO

                             WHEATLEY PARTNERS, LLC

                             By: /s/ Barry Rubenstein
                                 -----------------------------------------------
                                      Barry Rubenstein, CEO


                                  Page 33 of 33